-------------------------------------------------------------------------------------------------------
DEAR STOCKHOLDERS
-------------------------------------------------------------------------------------------------------

The Fund's net asset value per share (NAV)            Taiwan's economy, boosted by strengthening
declined 15.8% in the second quarter, slightly        external demand, seemed to defy the stock
outperforming the 16.4% fall in the Taiwan            market gloom. Merchandise exports-the
Stock Exchange Index (TAIEX) because of the           equivalent of about 40% of gross
New Taiwan dollarOs 4.3% appreciation                 national product-increased 5.9% during the
against the U.S. dollar during the period.            second quarter after declining for 13
                                                      consecutive months through March of this
The TAIEX continued to move upward early in           year. This reversal came as major U.S.,
the period following its 11.1% first quarter          Japanese and European brand owners of
rise, but was soon overtaken by a slew of             computers, cell phones and other electronics
negative developments. These included Taiwan's        devices stepped up outsourcing of production
worst drought in 20 years, signs of a                 to Taiwan companies. The latter continued to
weakening U.S. economic recovery, a bigger            ship the more sophisticated components from
than expected business downturn in many               Taiwan to their low-cost, final assembly sites
technology sectors, and the spate of U.S.             in the region, especially China. As a result,
corporate scandals. As a result, the market           Taiwan's exports to China (including Hong
declined each month.                                  Kong) jumped 26% during the period. In
                                                      comparison, growth in private consumption was
Taiwan's increased weighting in the Morgan            fairly weak as a result primarily of falling
Stanley Capital International (MSCI) indices,         share prices. Investment contracted, but at
which many international investors use as             the slowest pace in more than a year. We
performance yardsticks, helped spark a                estimate that the economy grew 2% in the
mid-April rally. Foreign institutions led             second quarter. Given continuing export
investors in focusing on the financial                strength, we forecast a doubling of the
sector, which enjoyed a double-digit gain             economic growth rate to around 4% in the
during the marketOs run-up. Attracting                second half of this year.
investors' attention were the improving
fundamentals of certain banks through their           The American economic recovery still remains
restructuring efforts in writing off bad              on track despite some signs of weakening in
loans and mergers.                                    the second quarter, and most major U.S.
                                                      companies have reported above-forecast
After the mid-April rally lifted the TAIEX            earnings for the period. The continuation of
nearly 5% above the first quarter close, the          this trend should support, as indicated above,
market turned downward-with declines                  a quickening of Taiwan's own rebound and
accelerating each month during the period.            rising corporate earnings as exports
Taiwan's drought increased concern that many          strengthen in the second half of this year
companies might suffer higher costs or even           and into 2003. Indeed, the East Asian region
production cut-backs, and eventually                  should be the main beneficiary of the
prompted the government to impose water               American recovery. Orders from the big buyers
rationing (terminated in early July following         from the region in the United States, Japan
heavy rains). In late April a sharp drop of           and Europe are expected to pick up after
the Nasdaq, which fell more than 20% during           having been fairly conservative in the first
the second quarter, also raised doubts about          half of the year. Given this environment, we
an Americanled technology recovery. Investors         intend to remain fully invested in a
were further unnerved in May with news that           well-diversified portfolio.
the U.S. unemployment rate rose and its
leading economic indicators fell for the              We are grateful for your continuing support
first time in seven months.                           and look forward to reviewing our market
                                                      outlook and portfolio strategy with you in
June saw the confirmation of many of these            future reports.
fears and misgivings as Intel, Apple Computer
and other American technology companies
lowered earnings forecasts. These developments
had been preceded the month before by the                      Respectfully submitted,
release of disappointing first quarter results
by several of Taiwan's major technology                        /s/ Michael Ding
companies. Memory chip prices also fell more
than expected during the second quarter while                  Michael Ding
prices of TFTLCD (flat-panel) monitors                         President
appeared to have peaked after rising more                      July 29, 2002
than 30% since late last year. With the
market already jittery after absorbing so             p.s. We are enclosing with this report a
much negative news, the alleged accounting            letter concerning your ability to participate
fraud of WorldCom in the United States dealt          in the Fund's Dividend Reinvestment Plan.
a further blow to investor confidence in
late June.


-------------------------------------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
THREE MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------

------------------------------------------------             ------------------------------------------------
 KEY STATISTICS                                               SECURITY CLASSIFICATION
------------------------------------------------             ------------------------------------------------
Change in N.A.V. ($5.76 to $4.85)        - $0.91                                                       Value
------------------------------------------------             Percent of Net Assets                     (000)
Total Net Assets                  $158.7 Million             ------------------------------------    --------
================================================             Common Stocks                 97.82%    $155,268

                                                             Short-term Investments         1.69        2,681
                                                                                       ----------    --------
                                                             Total Investments             99.51      157,949

                                                             Other Assets Less
                                                                Liabilities                 0.49          782

                                                             ------------------------------------------------
                                                             NET ASSETS                   100.00%    $158,731
                                                             ================================================


------------------------------------------------             ------------------------------------------------
 TEN LARGEST HOLDINGS                                         INDUSTRY DIVERSIFICATION
------------------------------------------------             ------------------------------------------------

                                      Percent of                                                   Percent of
Company                               Net Assets                                                   Net Assets
-----------------------------         ----------             ------------------------------------------------
 Taiwan Semiconductor Manufacturing
 Co., Ltd.                               6.32%               Semiconductors                          20.53%
 United Microelectronics Corp.           5.72                Electronics                             13.87
 Taipei Bank                             4.64                Banking                                  9.60
 Hon Hai Precision Industry Co., Ltd.    4.33                Computers & Office Equipment             9.58
 Pihsiang Machinery Manufacturing                            Telephone Services                       6.74
 Co., Ltd.                               4.15                Communications Equipment                 6.66
 Chunghwa Telecom Co., Ltd.              4.06                Other Financials                         5.04
 Quanta Computer Inc.                    3.88                Plastics                                 4.50
 Sonix Technology Co., Ltd.              3.60                Chemical                                 4.15
 Taiwan Paiho Ltd.                       3.56                Textiles                                 3.33
 Synnex Technology International Corp.   2.91                ================================================
================================================


-------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
THE R.O.C. TAIWAN FUND / JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.82%                                                              % of        Market Value
                                                                                 Net Assets    (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
Automobile - 1.07%
-------------------------------------------------------------------------------------------------------------
    2,412,268 shs.     Yulon Motor Co., Ltd. . . . . . . . . . . . . . . . . .      1.07         1,703,640

Banking N 9.60%
-------------------------------------------------------------------------------------------------------------
    9,250,910        * Taipei Bank . . . . . . . . . . . . . . . . . . . . . .      4.64         7,360,370
    8,213,704        * Sinopac Holdings Co . . . . . . . . . . . . . . . . . .      2.25         3,573,517
    4,900,000          Chinatrust Financial Holding Company Ltd. . . . . . . .      2.71         4,307,468
                                                                                                ----------
                                                                                                15,241,355
Other Financials - 5.04%
-------------------------------------------------------------------------------------------------------------
     3,000,379       * Cathay Financial Holding Co., Ltd.  . . . . . . . . . .      2.80         4,398,911
     5,832,000       * Yuan Ta Securities Co., Ltd . . . . . . . . . . . . . .      2.24         3,597,425
                                                                                                ----------
                                                                                                 7,996,336
Chemicals - 4.15%
     2,208,855       * Pihsiang Machinery Manufacturing Co., Ltd . . . . . . .      4.15         6,582,201

Communications Equipment - 6.66%
-------------------------------------------------------------------------------------------------------------
     4,080,000       * Askey Computer Corp . . . . . . . . . . . . . . . . . .      2.64         4,194,529
           500       * Wintek Corporation. . . . . . . . . . . . . . . . . . .      0.00               313
     1,000,000       * Ambit Microsystems Corp . . . . . . . . . . . . . . . .      2.39         3,799,392
     1,875,000       * AboCom Systems, Inc . . . . . . . . . . . . . . . . . .      1.63         2,581,352
                                                                                                ----------
                                                                                                10,575,586
Computer Services & Software - 0.00%
-------------------------------------------------------------------------------------------------------------
           500       * Cradle Technology Corp. . . . . . . . . . . . . . . . .      0.00               998

Computers & Office Equipment - 9.58%
-------------------------------------------------------------------------------------------------------------
     2,800,000         Benq Corp . . . . . . . . . . . . . . . . . . . . . . .      2.84         4,505,632
     2,200,000       * Quanta Computer Inc . . . . . . . . . . . . . . . . . .      3.88         6,162,465
     2,400,000       * Premier Image Technology Corp . . . . . . . . . . . . .      2.86         4,541,391
                                                                                                ----------
                                                                                                15,209,488
Electrical & Machinery - 0.00%
-------------------------------------------------------------------------------------------------------------
            61       * Teco Electric & Machinery Co., Ltd. . . . . . . . . . .      0.00                21

Electronics - 13.87%
-------------------------------------------------------------------------------------------------------------
     3,024,000         Silitek Corp. . . . . . . . . . . . . . . . . . . . . .      2.33         3,694,618
     1,690,000       * Hon Hai Precision Industry Co., Ltd . . . . . . . . . .      4.33         6,874,218
           500       * Asustek Computer Inc. . . . . . . . . . . . . . . . . .      0.00             1,497
     1,000,000       * Realtek Semiconductor Corp. . . . . . . . . . . . . . .      2.24         3,560,999
     2,700,000       * Phihong Enterprise Co., Ltd . . . . . . . . . . . . . .      2.34         3,709,101
     1,491,000       * Glotech Industrial Corp . . . . . . . . . . . . . . . .      0.43           688,673
     1,475,000       * ICP Electronics Inc . . . . . . . . . . . . . . . . . .      1.09         1,722,987
       607,000       * XAC Automation Corp . . . . . . . . . . . . . . . . . .      1.11         1,754,544
                                                                                                ----------
                                                                                                22,006,637

See accompanying notes to consolidated financial statements and accountants' review report.

THE R.O.C. TAIWAN FUND


                                                                                   % of        Market Value
Food - 2.30%                                                                    Net Assets    (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
    10,000,000 shs.  * Uni-President Enterprise Corp . . . . . . . . . . . . .      2.30         3,650,396

Plastics - 4.50%
-------------------------------------------------------------------------------------------------------------
     2,625,774         Formosa Plastics Corp . . . . . . . . . . . . . . . . .      1.97         3,137,658
     4,301,074         Nan Ya Plastics Corp. . . . . . . . . . . . . . . . . .      2.53         4,011,670
                                                                                               -----------
                                                                                                 7,149,328
Retailing - 2.91%
-------------------------------------------------------------------------------------------------------------
     4,041,675         Synnex Technology International Corp. . . . . . . . . .      2.91         4,612,795

Semiconductors - 20.53%
-------------------------------------------------------------------------------------------------------------
     7,597,250       * United Microelectronics Corp. . . . . . . . . . . . . .      5.72         9,078,304
     4,950,000       * Taiwan Semiconductor Manufacturing Co., Ltd . . . . . .      6.32        10,030,395
     8,000,000       * Macronix International Co., Ltd . . . . . . . . . . . .      2.90         4,600,990
           400       * Mediatek Inc. . . . . . . . . . . . . . . . . . . . . .      0.00             5,102
     3,000,000       * Elan Microelectronics Corp. . . . . . . . . . . . . . .      1.99         3,155,730
     2,000,000       * Sonix Technology Co., Ltd . . . . . . . . . . . . . . .      3.60         5,721,438
                                                                                               -----------
                                                                                                32,591,959
Steel & Other Metals - 0.06%
-------------------------------------------------------------------------------------------------------------
       190,860       * China Steel Corp. . . . . . . . . . . . . . . . . . . .      0.06            97,824

Telephone Services - 6.74%
-------------------------------------------------------------------------------------------------------------
     4,000,000       * Chunghwa Telecom Co., Ltd. . . . . . . . . . . . . . . .     4.06         6,436,617
     3,343,830         Taiwan Cellular Corp . . . . . . . . . . . . . . . . . .     2.68         4,254,769
                                                                                               -----------
                                                                                                10,691,386
Textiles - 3.33%
-------------------------------------------------------------------------------------------------------------
    13,000,000       * Shinkong Synthetic Fibers Corp . . . . . . . . . . . . .     1.33         2,111,270
     3,500,000         Formosa Chemicals & Fiber Corp . . . . . . . . . . . . .     2.00         3,170,630
                                                                                               -----------
                                                                                                 5,281,900
Others - 7.48%
-------------------------------------------------------------------------------------------------------------
     2,330,000       * Wah Lee Industrial Corp. . . . . . . . . . . . . . . . .     2.65         4,200,638
     2,200,000       * Taiwan Secom Co., Ltd. . . . . . . . . . . . . . . . . .     1.27         2,025,746
           170       * Kang Na Hsiung Enterprise Co., Ltd . . . . . . . . . . .     0.00                67
     4,800,000       * Taiwan Paiho Limited . . . . . . . . . . . . . . . . . .     3.56         5,649,920
                                                                                               -----------
                                                                                                11,876,371
                                                                                               -----------

TOTAL COMMON STOCKS (COST $179,824,439) . . . . . . . . . . . . . . . . . . . .               $155,268,221

* Non-income producing: these stocks did not pay a cash dividend during the six-month period.

See accompanying notes to consolidated financial statements and accountants' review report.

SHORT-TERM INVESTMENTS - 1.69%


                                                                                   % of        Market Value
Commercial Paper - 1.69%                                                        Net Assets    (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
  Principal
    Amount        Issuer (Guarantor)
  ----------      ------------------
 $   297,992      Kai Tai Investment (Taishin IntOl Bank),
                     1.65%, Due 07/03/02. . . . . . . . . . . . . . . . . . . .     0.19      $    297,965

   1,489,958      Du Pont Taiwan (Shanghai Commercial & Savings Bank),
                     1.65%, Due 07/08/02. . . . . . . . . . . . . . . . . . . .     0.94         1,489,488

     297,992      Chun Yi Construction (Taishin IntOl Bank),
                     1.65%, Due 07/09/02. . . . . . . . . . . . . . . . . . . .     0.19           297,884

     595,983      Kai Da Co., Ltd. (Entie Commercial Bank),
                     1.65%, Due 07/10/02. . . . . . . . . . . . . . . . . . . .     0.37           595,741
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $2,681,078)                                         2,681,078
                                                                                              ------------
TOTAL INVESTMENTS IN SECURITIES
     AT MARKET VALUE (COST $182,505,517)                                           99.51       157,949,299
OTHER ASSETS (LESS LIABILITIES)                                                     0.49           782,140
                                                                                  ------      ------------
NET ASSETS                                                                        100.00      $158,731,439
                                                                                  ======      ============







See accompanying notes to consolidated financial statements and accountants' review report.


-------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
THE R.O.C. TAIWAN FUND / JUNE 30, 2002 (EXPRESSED IN US DOLLARS) (UNAUDITED)
-------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities at market value (Notes 2B, 3 and 6):
    Common stocks (cost - $179,824,439) . . . . . . . . . . . . . . . . . . . . . . . . .    $155,268,221
    Short-term investments (amortized cost - $2,681,078). . . . . . . . . . . . . . . . .       2,681,078
                                                                                             ------------
             Total investments in securities at market value
             (cost - $182,505,517). . . . . . . . . . . . . . . . . . . . . . . . . . . .     157,949,299
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         560,441
Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         378,164
Receivable from investment securities sold. . . . . . . . . . . . . . . . . . . . . . . .         531,553
Prepaid insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,150
Other receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,188
                                                                                             ------------
             Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     159,422,795

LIABILITIES

Management fee payable (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         187,678
Custodian fee payable (Note 5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,853
Accrued Republic of China taxes (Note 2G) . . . . . . . . . . . . . . . . . . . . . . . .         108,181
Payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . . . .         237,543
Other payables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         137,101
                                                                                             ------------
             Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         691,356
                                                                                             ------------
Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $158,731,439
                                                                                             ============
COMPONENTS OF NET ASSETS (NOTE 2)

Par value of shares of beneficial interest (Note 7) . . . . . . . . . . . . . ... . . . .         326,990
Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     310,002,684
Accumulated net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,349,548
Accumulated realized loss on investments. . . . . . . . . . . . . . . . . . . . . . . . .     (91,336,916)
Unrealized depreciation on investments (Note 6) . . . . . . . . . . . . . . . . . . . . .     (24,556,216)
Cumulative translation adjustment (Note 2E) . . . . . . . . . . . . . . . . . . . . . . .     (38,054,651)
                                                                                             ------------
Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $158,731,439
                                                                                             ============
Net asset value per share (32,698,976 shares, par value
$0.01, issued and outstanding). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $       4.85
                                                                                             ============

See accompanying notes to consolidated financial statements and accountants' review report.

-------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS
THE R.O.C. TAIWAN FUND / FOR THE SIX MONTHS ENDED JUNE 30, 2002 (EXPRESSED IN US DOLLARS) (UNAUDITED)
-------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2C)

    Dividends............................................................................    $    766,712
    Interest.............................................................................          47,636
                                                                                             ------------
                                                                                                  814,348

REPUBLIC OF CHINA TAXES (NOTE 2G)........................................................         283,160
                                                                                             ------------
                                                                                                  531,188
                                                                                             ------------

EXPENSES

    Management fee (Note 4)..............................................................       1,203,951
    Custodian fee (Note 5)...............................................................         133,886
    Professional fees....................................................................         261,014
    Administrative fee...................................................................          42,000
    Insurance expenses...................................................................          34,380
    Trustee fees.........................................................................          52,000
    Other expenses.......................................................................          97,335
                                                                                             ------------
                                                                                                1,824,566
                                                                                             ------------
Net investment loss......................................................................      (1,293,378)
                                                                                             ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 2 AND 6)

    Net realized gain on investments (excluding short-term investments)..................       2,684,495

    Net increase (decrease) in unrealized depreciation on:
        investments (excluding short-term investments)...................................     (27,141,243)
        translation of assets and liabilities in foreign currencies .....................       7,955,430
                                                                                             ------------

Net realized and unrealized loss from investments and foreign currencies.................     (16,501,318)
                                                                                             ------------
Net decrease in net assets resulting from operations ....................................    $(17,794,696)
                                                                                             ============

See accompanying notes to consolidated financial statements and accountants' review report.


-------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
THE R.O.C. TAIWAN FUND / FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
THE YEAR ENDED DECEMBER 31, 2001 (EXPRESSED IN US DOLLARS)
-------------------------------------------------------------------------------------------------------------

                                                                     Six Months Ended         Year Ended
                                                                      June 30, 2002          December 31,
                                                                       (Unaudited)               2001
                                                                      ------------          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS

    Net investment loss . . . . . . . . . . . . . . . . . .           $ (1,293,378)         $ (1,768,293)

    Net realized gain (loss) on investments and foreign

        currency transactions . . . . . . . . . . . . . . .              2,684,495           (66,658,670)

    Net increase (decrease) in unrealized appreciation

        on investments. . . . . . . . . . . . . . . . . . .            (27,141,243)           68,725,588

    Net increase (decrease) in unrealized appreciation

        on translation of assets and liabilities in

        foreign currencies. . . . . . . . . . . . . . . . .              7,955,430           (12,711,118)
                                                                      ------------          ------------

    Net decrease in net assets resulting from

        operations. . . . . . . . . . . . . . . . . . . . .            (17,794,696)          (12,412,493)
                                                                      ------------          ------------

NET ASSETS, BEGINNING OF PERIOD . . . . . . . . . . . . . .            176,526,135           188,938,628
                                                                      ------------          ------------

NET ASSETS, END OF PERIOD . . . . . . . . . . . . . . . . .           $158,731,439          $176,526,135
                                                                      ============          ============






See accompanying notes to consolidated financial statements and accountants' review report.

----------------------------------------------------------------------------------------------------------------------
CONSOLIDATED FINANCIAL HIGHLIGHTS
THE R.O.C. TAIWAN FUND (EXPRESSED IN US DOLLARS)
----------------------------------------------------------------------------------------------------------------------

                                                  Six Months
                                                     Ended                       Years Ended December 31,
                                                 June 30, 2002   ---------------------------------------------------
                                                  (Unaudited)      2001      2000       1999       1998       1997
                                                   ---------     -------    -------   -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period. . .          5.40         5.78      10.23      7.53       9.58       11.67
   Net investment loss . . . . . . . . . . .         (0.04)       (0.05)     (0.11)    (0.11)     (0.11)      (0.16)
   Net realized and unrealized gain
      (loss) on investments and foreign
      currency transactions. . . . . . . . .         (0.75)        0.06      (3.56)     2.58      (1.73)       3.20
   Net increase (decrease) in unrealized
      appreciation on translation of
      foreign currencies . . . . . . . . . .          0.24        (0.39)     (0.41)     0.23       0.08       (1.88)
                                                   -------      -------    -------   -------    -------     -------
           Total from investment operations          (0.55)       (0.38)     (4.08)     2.70      (1.76)       1.16

NET EFFECT OF SHARE TRANSACTIONS . . . . . .            --           --         --        --         --        0.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Capital . . . . . . . . . . . . . . . . .            --           --         --        --      (0.13)         --
   Net investment income . . . . . . . . . .            --           --         --        --      (0.07)      (0.39)
   Net realized gain on investments. . . . .            --           --      (0.37)       --      (0.09)      (2.95)
                                                   -------      -------    -------   -------    -------     -------
           Total distributions*. . . . . . .            --           --      (0.37)       --      (0.29)      (3.34)
                                                   -------      -------    -------   -------    -------     -------
NET ASSET VALUE, END OF PERIOD . . . . . . .          4.85         5.40       5.78     10.23       7.53        9.58
                                                   =======      =======    =======   =======    =======     =======

PER SHARE MARKET PRICE, END OF PERIOD. . . .          4.40         4.75       4.56      8.44       6.19        8.13
TOTAL INVESTMENT RETURN (%)**:
   Based on the Trust's market price . . . .         (7.37)        4.17     (41.71)    36.35     (20.31)      10.55
   Based on the Trust's net asset value. . .        (10.19)       (6.57)    (39.94)    35.86     (18.42)       9.41

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands).       158,731      176,526    188,939   334,521    246,348     313,344
   Ratio of expenses to average
      net assets (%) . . . . . . . . . . . .          2.03         2.01       1.67      1.81       1.77        1.51
   Ratio of net investment loss to
      average net assets (%) . . . . . . . .         (1.44)       (1.01)     (1.09)    (1.35)     (1.28)      (1.13)
   Portfolio turnover ratio (%)**. . . . . .            52          173        165        191       133         106

*     See Note 2F for information concerning the Trust's distribution policy.
** Investment return and portfolio turnover ratio are calculated for the six months ended June 30, 2002 (not annualized) and for each of the five years ended December 31, 2001.
+     Annualized


See accompanying notes to consolidated financial statements and accountants' review report.


-------------------------------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
THE R.O.C. TAIWAN FUND/ JUNE 30, 2002 (EXPRESSED IN US DOLLARS) (UNAUDITED)
-------------------------------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND ACQUISITION OF              end of the period, generally at the last
         THE TAIWAN (R.O.C.) FUND The R.O.C.          quoted closing market price. Short-term
-----------------------------------------------       investments are valued at amortized cost,
                                                      which approximates market value. Under this
Taiwan Fund (the "Trust") is a Massachusetts          method, the difference between the cost of
business trust formed in July 1988 and                each security and its value at maturity is
registered with the U.S. Securities and               accrued into income on a straightline basis
Exchange Commission as a diversified,                 over the days to maturity.
closedend management investment company under
the Investment Company Act of 1940.                   C - Security transactions and investment
                                                      income - Security transactions are recorded
The Trust was formed in connection with the           on the date the transactions are entered into
reorganization (the "Reorganization") of The          (the trade date). Dividend income is recorded
Taiwan (R.O.C.) Fund (the "Fund"). The Fund,          on the ex-dividend date, and interest income
which commenced operations in October 1983,           is recorded on the accrual basis as it is
was established under the laws of the                 earned.
Republic of China as an open-end contractual
investment fund pursuant to an investment             D-N Realized gains and losses N Realized gains
contract between International Investment             and losses on security transactions are
Trust Company Limited ("IIT") and Central             determined for financial reporting purposes
Trust of China, as custodian. Pursuant to the         using the average cost method for the cost of
Reorganization, which was completed in May            investments. For federal income tax purposes,
1989, the Trust acquired the entire beneficial        realized gains and losses on security
interest in the assets constituting the Fund.         transactions are determined using the
                                                      first-infirst-out method. For the 2001 tax
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING            year, the Trust generated a net capital loss
         POLICIES                                     of $89,141,756, which includes a post-October
-----------------------------------------------       31, 2000 net capital loss of $26,651,356.
                                                      This loss may be used to offset any future
A - Basis of presentation and principles of           capital gains generated by the Trust and, if
consolidation - The accompanying financial            unused, will expire on December 31, 2009. In
statements of the Trust have been prepared in         addition, the Trust generated a post-October
accordance with accounting principles                 31, 2001 net capital loss of $7,449,824. The
generally accepted in the United States of            Trust was considered to recognize this loss
America. The consolidated financial statements        on January 1, 2002, and if unused, such loss
include the accounts of the Trust and the             will expire on December 31, 2010.
Fund. All significant inter-company
transactions and balances have been                   E - Foreign currency translation-Substantially
eliminated in consolidation.                          all of the Trust's income is earned, and its
                                                      expenses are largely paid, in New Taiwan
B - Valuation of investments - Common stocks          Dollars ("NT$"). The cost and market value of
represent securities that are traded on the           securities, currency holdings and other assets
Taiwan Stock Exchange or the Taiwan                   and liabilities which are denominated in NT$
over-thecounter market. Such securities are
valued at the closing market price, or, if
not quoted at the


are reported in the accompanying financial            Realized gains on securities transactions are
statements after translation into United              not subject to income tax in the R.O.C.;
States Dollars based on the closing market            instead, a securities transaction tax of 0.3%
rate for United States Dollars in Taiwan at           of the market value of stocks sold or
the end of the period. At June 30, 2002, this         transferred, and 0.1% of the market value of
rate was approximately NT$33.558 to $1.00.            bonds and beneficial certificates sold or
Investment income and expenses are translated         transferred, is levied. Proceeds from sales of
at an average exchange rate for the period.           investments are net of securities transaction
Currency translation gains or losses are              tax paid of approximately $269,888 for the
reported as a separate component of changes           six months ended June 30, 2002.
in net assets resulting from operations.
                                                      H - Use of estimates - The preparation of
The Trust does not separately record that             financial statements in conformity with
portion of the results of operations resulting        accounting principles generally accepted in
from changes in foreign exchange rates on             the United States of America requires
investments from the fluctuations arising             management to make estimates and assumptions
from changes in market prices of securities           that affect the amounts reported in the
held. Such fluctuations are included with the         financial statements and the accompanying
net realized and unrealized gain or loss from         notes. Actual results could differ from those
investments.                                          estimates.

F - Distributions to shareholders - It is             NOTE 3 - INVESTMENT CONSIDERATIONS
the Trust's policy to distribute all ordinary         -----------------------------------------------
income and net capital gains, calculated in
accordance with U.S. federal income tax               Because the Trust concentrates its investments
regulations. Such calculations may differ             in publicly traded equity and debt securities
from those based on generally accepted                issued by R.O.C. corporations, its portfolio
accounting principles.                                involves considerations not typically
                                                      associated with investing in U.S. securities.
G - Taxes - The Trust intends to continue to          In addition, the Trust is more susceptible to
elect and to continue to qualify as a                 factors adversely affecting the R.O.C. economy
regulated investment company under the                than a fund not concentrated in these issuers
Internal Revenue Code of 1986, as amended             to the same extent. Since the Trust's
(the "Code"). If the Trust complies with all          investment securities are primarily
of the applicable requirements of the Code,           denominated in New Taiwan Dollars, changes in
it will not be subject to U.S. federal income         the relationship of the New Taiwan Dollar to
and excise taxes provided that it distributes         the U.S. Dollar may also significantly affect
all of its investment company taxable income          the value of the investments and the earnings
and net capital gains to its shareholders.            of the Trust.

The Republic of China ("R.O.C.") levies a tax         NOTE 4 - INVESTMENT MANAGEMENT
at the rate of 20% on cash dividends and              -----------------------------------------------
interest received by the Trust on investments
in R.O.C. securities. In addition, a 20% tax          Pursuant to an investment contract (the
is levied based on the par value of stock             "Investment Contract"), IIT (the "Manager"),
dividends (except those which have resulted           an R.O.C. corporation, is responsible, among
from capitalization of capital surplus)               other things, for investing and managing the
received by the Trust.                                assets of the Trust and administering the
                                                      Trust's affairs. The Trust pays the Manager
                                                      a fee in NT$, which is accrued daily and paid
                                                      monthly in arrears, at the annual rate of
                                                      1.35% of the net asset value


("NAV") with respect to Trust assets held in          consisted of $5,328,183 of gross unrealized
Taiwan under the Investment Contract up to            appreciation and $29,884,399 of gross
NT$6 billion, 1.15% of such NAV in excess of          unrealized depreciation.
NT$6 billion up to NT$8 billion, 0.95% of
such NAV in excess of NT$8 billion up to              NOTE 7 - SHARES OF BENEFICIAL INTEREST
NT$10 billion, and 0.75% of such NAV in               -----------------------------------------------
excess of NT$10 billion.
                                                      The Trust's "Declaration of Trust" permits the
NOTE 5 - CUSTODIAN                                    Trustees to issue an unlimited number of
-----------------------------------------------       shares of beneficial interest or additional
                                                      classes of other securities. The shares have a
Pursuant to the Investment Contract, Central          par value of $0.01, and no other classes of
Trust of China ("CTC") serves as custodian of         securities are outstanding at present. At June
the assets of the Trust held in the R.O.C. CTC        30, 2002, 32,698,976 shares were outstanding.
owns 7.74% of the outstanding capital stock
of IIT. The Trust pays CTC a monthly fee in           -----------------------------------------------
NT$, at the annual rate of 0.15% of the NAV           The Fund and its predecessor, The Taiwan
with respect to Trust assets held in Taiwan           (R.O.C.) Fund, have been certified as
under the Investment Contract up to NT$6              distributing funds by the Board of Inland
billion, 0.13% of such NAV in excess of NT$6          Revenue of the United Kingdom for the period
billion up to NT$8 billion, 0.11% of such NAV         from their inception to December 31, 2001. The
in excess of NT$8 billion up to NT$10 billion,        Fund intends to apply for such status for
and 0.09% of such NAV in excess of NT$10              succeeding accounting periods.
billion, subject to a minimum annual fee of           -----------------------------------------------
NT$2.4 million.
                                                      -----------------------------------------------
NOTE 6 - INVESTMENTS IN SECURITIES                    Michael Ding has been portfolio manager of the
-----------------------------------------------       Fund since July 1999, its President since
                                                      September 1999 and a trustee since June 2001.
Purchases and proceeds from sales, excluding          He had been the Fund's deputy manager since
bonds and short-term investments, for the six         March 1999. Mr. Ding is also the President
months ended June 30, 2002, included                  and Chief Investment Officer of International
approximately $97,479,551 for stock purchases         Investment Trust Co. (IIT), the Fund's
and approximately $89,604,462 for stock sales,        investment manager. He has worked for the past
respectively.                                         three years at IIT, where he was previously
                                                      senior vice president. Mr. Ding served as
At June 30, 2002, the cost of investments,            chief economist and head of research at
excluding bonds and short-term investments,           Citicorp International Securities Ltd. in
for U.S. federal income tax purposes was              Taipei from 1996 to 1999 and as head of
approximately equal to the cost of such               research and information for the greater China
investments for financial reporting purposes.         region at McKinsey & Co. from 1994 to 1996
At June 30, 2002, the unrealized depreciation         ----------------------------------------------
of $24,556,216 for financial reporting
purposes


--------------------------------------------------------------------------------
2002 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

On June 20, 2002, the Fund held an annual meeting to:

1.    Elect three trustees,

2. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Funds shares had traded at an average discount of more than 10% to its net asset value over a 12- week-period beginning after the most recent such vote.

The results of the stockholder votes are shown below. Proxies representing 18,226,137, or 55.74% of the 32,698,976 eligible shares outstanding, were voted. The trustees of the Fund recommended that stockholders vote against the conversion proposal. The affirmative vote of a majority of the shares outstanding was required in order to pass the proposal. Of the 32,698,976 shares outstanding, a little more than 7% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter.

--------------------------------------------------------------------------------
                                              FOR            WITHHELD
--------------------------------------------------------------------------------

NOMINEES TO THE BOARD OF TRUSTEES

Michael Ding                               17,187,552        1,038,585

Robert P. Parker                           17,187,552        1,038,585

Cheng-Cheng Tung                           17,187,552        1,038,585

Messrs. Theodore S.S. Cheng, Edward P. Collins, David N. Laux and Alfred F. Miossi, whose terms did not expire in 2002, remained trustees. Mr. Cheng resigned as a trustee in July after having retired at the end of May from his position as chairman of the board of directors of International Investment Trust Company, the Fund's investment adviser, and having been appointed as a director of another investment management company in Taiwan. Alex Hammond-Chambers was appointed as a trustee in June, following the annual meeting, to fill a vacancy on the Board of Trustees.

--------------------------------------------------------------------------------
                                              FOR         AGAINST      ABSTAIN
--------------------------------------------------------------------------------

CONVERSION OF THE FUND FROM A CLOSED-END    2,392,542    5,275,585     209,805
TO AN OPEN-END INVESTMENT COMPANY

Proxies covering 10,348,205 shares, or 56.78% of the shares represented at the meeting, were not voted on this issue.

[ LOGO ]KPMG


                     INDEPENDENT ACCOUNTANTSO REVIEW REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund

We have reviewed the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of June 30, 2002, and the related consolidated statements of operations, changes in net assets and financial highlights for the six-month period ended June 30, 2002. These consolidated financial statements and financial highlights are the responsibilities of the Trust's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures applied to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated statement of changes in net assets for the year ended December 31, 2001 and the consolidated financial highlights for each of the years in the five-year period ended December 31, 2001, and in our report dated January 14, 2002, we expressed an unqualified opinion on the consolidated statement of changes in net assets and financial highlights.


/s/ KPMG

Taipei, Taiwan
July 19, 2002

THE R.O.C. TAIWAN FUND                                 -------------------
                                                              T H E
www.roctaiwanfund.com                                  -------------------
                                                             R. O. C.
MANAGER:                                               -------------------
International Investment Trust Company Limited             TAIWAN FUND
17th Floor                                             -------------------
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: 886-2-2713-7702                               QUARTERLY REPORT
Fax: 886-2-2717-3077
                                                          June 30, 2002
OFFICERS AND TRUSTEES:
Michael Ding, President and Trustee
Edward B. Collins, Trustee and Audit Committee
   Member
Alex Hammond-Chambers, Trustee and Audit
   Committee Member
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Cheng Cheng Tung, Trustee
Peggy Chen, Chief Financial Officer,
   Treasurer and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.